Income Taxes - Summary of Deferred Income Taxes (Details) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Deferred income tax assets:
Passthrough differences - temporary	$ 17,142	$ 8,948
Net operating loss	991	991
Non-current deferred income tax assets	18,133	9,939
Deferred income tax liabilities:
Other	0	(1,072)
Non-current deferred income tax liabilities	0	(1,072)
Less: valuation allowance	18,133	9,939
Total deferred income tax liability	$ 0	$ (1,072)